NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Health Sciences Fund

Prospectus Supplement dated November 7, 2008
to the Prospectus dated May 1, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the paragraphs under the section entitled “Portfolio Management” on page 6 have been restated in their entirety as follows:

The Fund is managed by Aberdeen’s U.S. Equity team, led by Douglas Burtnick and Jean Rhee. They are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Burtnick joined Aberdeen as an Investment Manager in October 2007. He has managed the Fund since November 2006. Prior to that, he was a portfolio manager employed by NFA since May 2002. Mr. Burtnick earned his bachelor’s degree from Cornell University. He is a CFA Charterholder.

Ms. Rhee joined Aberdeen as an Investment Manager in October 2007. Prior to that, she was an equity research analyst employed by NFA since November 2001. Ms. Rhee earned her bachelor’s degree in economics from Colgate University.

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUND’S PROSPECTUS FOR FUTURE REFERENCE.

NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Nationwide Leaders Fund

Prospectus Supplement dated November 7, 2008
to the Prospectus dated May 1, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the paragraphs under the section entitled “Portfolio Management” on page 6 have been restated in their entirety as follows:

The Fund is managed by Aberdeen’s U.S. Equity team, led by Shahreza Yusof, Head of US Equities, Paul Atkinson, Senior Investment Manager and Francis Radano, III, CFA, Investment Manager. They jointly are responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.

Mr. Yusof is Head of U.S. Equities for Aberdeen. Mr. Yusof was recruited in 1994 by an affiliate of Aberdeen in Singapore. Over the years, he has worked on the Aberdeen Asia Equities Team and became investment director for the Japan region. Later, Mr. Yusof moved to Aberdeen's Emerging Markets division in London. Mr. Yusof has been with the Aberdeen operation in the United States since 2006.

Mr. Atkinson is the Senior Investment Manager of the North American Equity team for Aberdeen. Mr. Atkinson joined Aberdeen as the head of the equity derivatives team in August 1998 and became a senior investment manager on the U.S. equity team in May 2005. Mr. Atkinson graduated with a BSc (Hons) in economics and finance from Cardiff Business School, U.K. and was awarded an MSc in finance from the University of London, Birbeck College in 1996.

Mr. Radano joined Aberdeen as a Senior Investment Manager in October 2007. Prior to that, he was a senior equity analyst employed by NFA since November 1999. Mr. Radano earned a bachelor’s degree in economics from Dickinson College and an MBA in finance from Villanova University.

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUND’S PROSPECTUS FOR FUTURE REFERENCE.